REVENUES	12 Months Ended
Dec. 31, 2015
REVENUES [Abstract]
REVENUES

3. REVENUES

The Group's revenues for the respective periods are detailed as follows:

	For the years ended December 31
	2013	2014	2015
	RMB	RMB	RMB
Sales of solar modules	6,660,317,517	9,155,395,954	15,086,256,789
Sales of silicon wafers	70,636,980	286,585,049	138,293,365
Sales of solar cells	184,203,072	200,643,639	215,048,296
Sales of silicon ingots	1,189,751	-	-
Sales of recovered silicon materials	14,559,658	11,272,636	5,201,794
Processing service fees	71,010,744	69,581,434	-
Solar system integration projects	201,056	11,209,600	3,660,748
Revenue from generated electricity	76,719,737	243,840,336	628,020,511
Total	7,078,838,515	9,978,528,648	16,076,481,503

The Company began developing solar power plant projects in 2011. Prior to connecting the solar power plants to local power grids, the Group's solar power plants obtained the relevant approvals from the authorities mainly including (i) the approval for the solar power plant issued by National Development and Reform Commission (“NDRC”) or its local branches; (ii) the grid connection approval and grid connection agreement from local grid companies; and (iii) notice for electricity price from NDRC, which includes both the basic portion and government subsidy portion.

Electricity generation revenue represents sales of electricity produced by the solar power plants. Electricity revenue consists of basic portion and government subsidy portion. The basic portion of electricity revenue is borne by the local grid companies and the government subsidy portion of electricity revenue is funded by the China Ministry of Finance (“MOF”). Local grid companies pay government subsidy portion to the Company after their receipt of funds from MOF.

Before July 1, 2013, the Company did not recognise the government subsidy portion as revenue from solar projects due to the lack of detailed government guidelines and uncertainty over the timing of subsidy payment. During the third quarter of 2013, the Chinese government announced a series of policies aimed at streamlining and standardizing government subsidy payments for electricity revenues for solar projects in China as well as expanding the amount invested in renewable energy. In addition, the Company received the government subsidy portion of electricity revenue for certain solar projects for the year 2012 during the third quarter of 2013. As a result of the increased policy clarity and payment certainty, the Company began to accrue the government subsidy portion of electricity revenue starting July 1, 2013. For the electricity revenues recognized in the year ended December 31, 2013, RMB2,125,076 and RMB52,700,759 was related to the government subsidy portion of electricity revenue in 2012 and 2013, respectively.

For the electricity revenues recognized in the years ended December 31, 2014 and 2015, RMB161,778,511 and RMB407,967,079 were related to the government subsidy portion of electricity revenues in 2014 and 2015, respectively.

The Group's solar power plants receive government subsidies after completing certain administrative procedures with MOF, NDRC, and National Energy Administration (“NEA”) to be listed in the Subsidy Catalog. The administrative procedures require the solar power plants to submit the application documents which include NDRC's approval for the solar power plant and NDRC's notice for the electricity price, which each power plant has already obtained before connecting to the local power grid.

Since June 2012, a total of five batches of Subsidy Catalog were issued and the most recent batch of Subsidy Catalog was issued on August 21, 2014, or 5th batch catalog. The Group's power plants connected to the power grids prior to August 2013 have all been listed in the Subsidy Catalog and, has been receiving the subsidy portion of electricity revenue generated on regular basis.

On January 25, 2016, MOF, NDRC and NEA jointly announced a guidance about the implementation of the application process for 6th batch catalog. Solar power plants that were completed and connected to power grids prior to February 28, 2015 and were not included in the previous catalog are expected to be included in the 6th batch catalog. The Group has submitted all the required documents by the due date, February 29, 2016. The amount of subsidy portion of electricity revenue generated by the Group's power plants to be listed in the 6th batch catalog was RMB 500,587,260, which includes subsidy revenue recognised in 2013, 2014 and 2015 of RMB 5,718,481, RMB 172,737,780 and RMB 322,130,999, respectively. Given the delay in launching the application process for 6th batch catalog, the government subsidy portion of revenue generated by the Group's power plants which were connected to the power grids subsequent to August 2013, have not been received (Note 8).

Although there has been delay in the collection of the subsidy portion of electricity revenue, management is of the view that the collectability of such receivable is reasonably assured. The registration in the Subsidy Catalog is an administrative procedure and the Group's power plants are expected to be registered in the Subsidy Catalog in due course. The accrued revenue related to the government subsidy portion are fully recoverable since there has been no bad debt experience with the state grid companies in the past and the subsidy portion of revenue is fully funded by the China central government.

Before the third quarter of 2014, the Company received government subsidy portion of electricity revenue from local grid companies without being requested to issue value-added tax invoices, and the Company recognized 100% of the government subsidy portion as revenue, which was consistent with the relevant PRC tax regulations. During the third quarter of 2014, the Company's operating subsidiaries were requested by the State Grid Corporation of China to issue value-added tax invoices for government subsidy portion as a condition for the grid company to pay the government subsidy to the Company. By issuing the value-added tax invoices, an operating subsidiary would be subject to value-added tax liability on the government subsidy portion of electricity generation revenue. As a result of such change, the Company recorded a cumulative value-added tax payable and a reduction of revenue in 2014 for the amount of RMB7.7 million related to previous years. In addition, starting from 2014, the Company records value-added tax payable with a corresponding reduction to revenue at the time of recognizing the government subsidy as revenue.

The following table summarizes the Group's net revenues generated in respective geographic locations:

	For the years ended December 31
	2013	2014	2015
	RMB	RMB	RMB
Inside China (including Hong Kong and Taiwan)	3,461,295,473	4,357,362,571	6,231,071,128
Outside China
America	414,371,308	1,766,283,018	4,146,330,928
UK	227,654,714	1,266,982,317	839,243,321
Chile	4,601,077	580,383,748	1,018,522,680
Turkey	11,200,726	50,119,561	377,663,473
Thailand	28,028,698	65,578,638	328,505,810
South Africa	681,502,434	534,571,266	346,904,294
Japan	112,460,144	486,201,347	997,526,339
Rest of the world	2,137,723,941	871,046,182	1,790,713,530
Total	7,078,838,515	9,978,528,648	16,076,481,503